Summary of significant accounting policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies [Text Block]
2. Summary of significant accounting policies

(a) Basis of presentation and consolidation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company, and its subsidiaries (collectively, the “Group”). All inter-company transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

Subsidiaries are consolidated from the date on which control is transferred to the Group and cease to be consolidated from the date on which control is transferred out of the Group. Where there is a loss of control of a subsidiary, the consolidated financial statements include the results for the part of the reporting year during which the Group has control.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted. Certain items reported in the prior year’s consolidated financial statements have been reclassified to conform to the current year’s presentation.

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment, provision necessary for contingent liabilities, fair values, revenue recognition, taxes, budgeted costs and other similar charges. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.

(c) Fair value of financial instruments

Financial instruments include cash and cash equivalents, restricted cash, accounts receivable, other deposits and prepayments, due from employees, other receivables, long-term investments, accounts payable, customer deposits, other payables, and borrowings. The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, other deposits and prepayments, due from employees, other receivables, accounts payable, customer deposits, other payables and accrued liabilities, and short-term bank borrowings approximate their fair value due to the short term maturities of these instruments. The Group is exposed to credit risk for financial assets and its maximum amount of loss in the event of non performance by the counterparty is the recorded amount. The Group generally does not require collateral for its financial assets or liabilities, except as disclosed in Note 8.

Long-term investments have no quoted market prices and it is not practicable to estimate their fair value without incurring excessive costs. The Company reviews the investments for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable.

Long-term borrowings bear a floating rate of interest. As the stated interest rate reflects the market rate, the carrying value of the bank borrowings approximates its fair value.

The Company applies Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”) for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually). ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

 ASC 820 describes three main approaches to measure the fair value of assets and liabilities: 1) market approach; 2) income approach and 3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 establishes three levels of inputs that may be used to measure fair value:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

In accordance with ASC 820, the Company measures its warrant liability at fair value. The warrant liability is classified as Level 2 because it is valued using models utilizing market observable inputs.

During the year ended December 31, 2010, all outstanding warrants were exercised and the Company incurred a gain of US$841,560 resulting from the change in fair value. These gains are reported as a “change in fair value of warrant liability” in the accompanying consolidated statements of operations, as the warrants are not hedging instruments.

(d) Foreign currency translation

The Group’s financial information is presented in U.S. dollars. The functional currency of the Company is U.S. dollars. The functional currency of the Company’s subsidiaries is Renminbi (“RMB”), the currency of the PRC. transactions by the Company’s subsidiaries which are denominated in currencies other than RMB are translated into RMB at the exchange rate quoted by the People’s Bank of China (“PBOC”) prevailing at the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than RMB are included in the consolidated statements of operations as exchange gains. The consolidated financial statements of the Company’s subsidiaries have been translated into U.S. dollars in accordance with ASC 830, “Foreign Currency Matters”. The financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income in shareholders’ equity.

	December 31, 2009	December 31, 2010	December 31, 2011

Year end RMB: US$ exchange rate	6.8282	6.6227	6.3009
Period average RMB: US$ exchange rate	6.8311	6.7704	6.4614

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

(e) Cash and cash equivalents

The Group considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Group maintains bank accounts in the PRC and Hong Kong. The Group does not maintain any bank accounts in the United States. Vast majority of PRC bank balances are denominated in RMB. Hong Kong bank balances are denominated in U.S. dollars.

Cash includes cash on hand and demand deposits in accounts maintained with state-owned and private banks within the PRC and Hong Kong. Total cash in banks at December 31, 2011 amounted to US$319,218,155 (December 31, 2010: US$213,325,871), of which no deposits are covered by insurance. The Group has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

(f) Restricted cash

The Group is required to maintain certain deposits with banks that provide mortgage loans to the Group (see Note 8) and the Group’s customers in order to purchase residential units from the Group (see Note 11). These balances are subject to withdrawal restrictions and totaled US$49,627,126 as of December 31, 2011 (December 31, 2010: US$12,118,477). As of December 31, 2011, the Group held US$93,757,218 (December 31, 2010: US$70,186,580) in its restricted cash accounts, representing funds received from loans, which were designated to finance permitted project development expenditures that are subject to approval by the lender. As of December 31, 2011, the Group also held an equivalent of US$25,000,000 in RMB in its restricted cash accounts as security for its short-term loans (see Note 8). These restricted cash deposits are not covered by insurance. The Group has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

(g) Real estate property development completed and under development

Real estate properties consist of finished residential unit sites, commercial offices and residential unit sites under development. The Group leases the land for the residential unit sites under land use right leases with various terms from the PRC. Real estate property development completed and real estate property under development are stated at the lower of cost or fair value less selling costs.

Expenditures for land development, including cost of land use rights, deed tax, pre-development costs and engineering costs, are capitalized and allocated to development projects by the specific identification method. Costs are allocated to specific units within a project based on the ratio of the sales value of units to the estimated total sales value times the total project costs.

Costs of amenities transferred to buyers are allocated as common costs of the project that are allocated to specific units as a component of total construction costs. For amenities retained by the Group, costs in excess of the related fair value of the amenity are also treated as common costs. Results of operations of amenities retained by the Group are included in current operating results.

 In accordance with ASC 360, “Property, Plant and Equipment” (“ASC 360”), real estate property development completed and under development are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable and exceeds fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated by the assets.

When the profitability of a current project deteriorates due to a slow down in the sales pace, reduction of pricing or some other factor, this indicates that there may be a possible future loss on delivery and possible impairment in the recoverability of the assets. Accordingly, the assets of such project are subsequently reviewed for future losses and impairment by comparing the estimated future undiscounted cash flows for the project to the carrying value of such project. If the estimated future undiscounted cash flows are less than the asset’s carrying value such deficit will be charged as a future loss and the asset will then be written down to its estimated fair value.

The Company determines estimated fair value primarily by discounting the estimated future cash flows relating to the asset. In estimating the cash flows for a project, the Company uses various factors including (a) the expected pace at which the planned number of units will be sold, based on competitive market conditions, historical trends in sales pace and actual average selling prices of similar product offerings and any other long or short-term economic conditions which may impact the market in which the project is located; (b) the estimated net sales prices expected to be attained based on the current market conditions and historical price trends, as well as any estimated increases in future sales prices based upon the projected rate of unit sales, the estimated time gap between presale and expected delivery, the impact of government policies, the local and regional competitive environment, and certain external factors such as the opening of a subway line, school or factory; and (c) the expected costs to be expended in the future by the Company, including, but not limited to, construction cost, construction overhead, sales and marketing, sales taxes and interest costs.

The Company’s determination of fair value requires discounting the estimated cash flow at a rate commensurate with the inherent risk associated with the assets and related estimated cash flow. The discount rate used in determining each project’s fair value depends on the stage of development, location and other specific factors that increase or decrease the risk associated with the estimated cash flows.

For the years ended December 31, 2009, 2010 and 2011, the Group had not recognized any impairment for real estate property under development.

(h) Revenue recognition

Real estate sales are reported in accordance with the provisions of ASC 360, “Property, Plant and Equipment” and ASC 976, “Real Estate-Retail Land”.

Revenue from the sales of development properties where the construction period is 12 months or less is recognized by the full accrual method at the time of the closing of an individual unit sale. This occurs when title to or possession of the property is transferred to the buyer. A sale is not considered consummated until (a) the parties are bound by the terms of a contract, (b) all consideration has been exchanged, (c) any permanent financing of which the seller is responsible has been arranged, (d) all conditions precedent to closing have been performed, (e) the seller does not have substantial continuing involvement with the property, and (f) the usual risks and rewards of ownership have been transferred to the buyer. In addition, the buyer’s initial and continuing investment must be adequate to demonstrate a commitment to pay for the property, and the buyer’s receivable, if any, must not be subject to future subordination. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method in which all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability.

Due to the restrictions of mortgages to second home buyers, the Group introduced seller-financed contract arrangements in the third quarter of 2011. Under these seller-financed contract arrangements, the buyer pays the purchase price for the residential unit in installment payments ranging from six months to two years with the final payment to be made 30 days prior to the delivery of the property. These contracts generally require a 10% down payment upon contract execution date, the second payment of 20% within 30 days, a third payment of 30% to 40% six months after the contract date, and the final 30% to 40% payment 30 days before delivery.

 Revenue and profit from the sale of development properties where the construction period is more than 12 months is recognized by the percentage-of-completion method on the sale of individual units when the following conditions are met:

a. Construction is beyond a preliminary stage.

b. The buyer is committed to the extent of being unable to require a refund except for non-delivery of the unit.

c. Sufficient units have already been sold to assure that the entire property will not revert to rental property.

d. Sales prices are collectible.

e. Aggregate sales proceeds and costs can be reasonably estimated.

If any of the above criteria is not met, proceeds are accounted for as customer deposits until the criteria are met.

Under the percentage of completion method, revenues from units sold and related costs are recognized over the course of the construction period, based on the completion progress of a project. In relation to any project, revenue is determined by calculating the ratio of incurred costs, including land use rights costs and construction costs, to total estimated costs and applying that ratio to the contracted sales amounts. Cost of sales is recognized by determining the ratio of contracted sales during the period to total estimated sales value, and applying that ratio to the incurred costs. Current period amounts are calculated based on the difference between the life-to-date project totals and the previously recognized amounts.

The effect of changes to total estimated contract cost or revenues, if any, are recognized in the period in which they are determined. Revenue recognized to date in excess of amounts received from customers is classified as current assets under real estate property under development. Amounts received from customers in excess of revenue recognized to date are classified as current liabilities under customer deposits. As of December 31, 2010 and December 31, 2011, the amounts received from customers in excess of revenues recognized were US$128.5 million and US$162.0 million, respectively.

Any losses incurred or forecast to occur on real estate transactions are recognized in the period in which the loss is first anticipated.

 Real estate lease income is recognized on a straight-line basis over the terms of the tenancy agreements or the remaining life of the land use right. Depreciation cost and maintenance cost of the property are recorded as the cost of rental income.

Other revenue includes services ancillary to the Group’s real estate projects, including property management, landscaping and computer network engineering.

(i) Accounts receivable

Accounts receivable consists of balances due from customers for the sale of residential units including the billed installment payments related to the seller-financed contract (see Note 2(h)) in the PRC. In cases where the customers deposit more than 50% of the total purchase price, the Group may defer the remaining purchase price. These deferred balances are unsecured, bear no interest and are due within a year from the date of the sale.

Accounts receivable are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances become doubtful. As of December 31, 2010 and 2011, there was no allowance for doubtful debts.

(j) Other receivables

Other receivables consist of various cash advances to unrelated companies and individuals with which the Group has business relationships.

Other receivables are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances becomes doubtful. As of December 31, 2010 and 2011, there was no allowance for doubtful debts.

(k) Advances to suppliers

Advances to suppliers consist of balances paid to contractors and vendors for services and materials that have not been provided or received and generally relate to the development and construction of residential units in the PRC. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the services and materials become doubtful. As of December 31, 2010 and 2011, there was no allowance for doubtful debts.

(l) Customer deposits

Customer deposits consist of amounts received from customers relating to the sale of residential units in the PRC. In the PRC, customers will generally obtain financing for the purchase of their residential unit prior to the completion of the project. The lending institution will provide the funding to the Group upon the completion of the financing rather than the completion of the project. The Group receives these funds and recognizes them as a current liability until the revenue can be recognized.

(m) Other payables

Other payables consist of balances for non-construction costs with unrelated companies and individuals with which the Group has business relationships. These amounts are unsecured, non-interest bearing and generally are short term in nature.

(n) Real estate properties held for lease, net

Real estate properties held for lease are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the real estate properties held for lease are 20 years.

Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and improvements to the real estate properties held for lease are capitalized.

(o) Property and equipment, net

Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the assets are as follows:

Buildings	20 years
Vehicles	5 years
Furniture and fixtures	5 years

Maintenance, repairs and minor renewals are charged directly to expense as incurred unless such expenditures extend the useful life or represent a betterment, in which case they are capitalized.

(p) Long-term investments

The Group accounts for long-term investments in equities as follows:

Where the Group has significant influence over the investee, the Group applies the equity method of accounting. The reporting dates and accounting policies of the equity investees are the same as the Group. The investments in the equity investees are stated at cost, including the Group’s share of the equity investee’s net gain or loss, less any impairment in value. The Group recognizes in its consolidated statement of operations its share of the net income of the equity investees.

Where the Group has no significant influence, the investment is classified as other long-term investment and is carried under the cost method. Investment income is recognized by the Group when the investee declares a dividend and the Group believes it is collectible. The Group periodically evaluates the carrying value of its investment under the cost method and any decline in value is included in impairment of cost of the investment.

As of December 31, 2010 and 2011, the Group had no investments under equity method of accounting. As of December 31, 2010 and 2011, the Group only has a 1.85% equity interest in a company in PRC that specializes in the real estate industry. The Group does not exercise significant influence over this investment and therefore, the Group accounts for the investment under the cost method. Investment income is recognized by the Group when the investee declares a dividend and the Group believes it is collectible.

(q) Capitalized interest

The Group capitalizes interest as a component of building construction costs in accordance with ASC 835, “Interest” (“ASC 835”).

As a result of the total interest costs capitalized during the period, the interest expense for the years ended December 31, 2009, 2010 and 2011, was as follows:

	2009	2010	2011
	US$	US$	US$
Accretion of discount from embedded derivative on Convertible Subordinated Notes	515,664	1,045,763	—
Accretion of discount arising from embedded derivative on Senior Floating Rate Notes	1,214,301	302,743	—
Amortization of issuance cost related to other long term debt	1,445,191	1,044,284	319,779
Accretion of discount arising from warrants on Senior Floating Rate Notes	2,487,069	620,064	—
Accretion of discount arising from warrants on Guaranteed Senior Secured Note	—	730,348	1,021,368
Put option contingency expenses	5,000,000	—	—
Interest on borrowings	24,137,852	26,444,942	25,174,427

Total interest costs	34,800,077	30,188,144	26,515,574
Less: total interest costs capitalized	(34,800,077)	(30,188,144)	(26,515,574)

Interest expense, net	—	—	—

(r) Retirement benefits

Regulations in the PRC require the Group to contribute to a defined contribution retirement plan for all permanent employees. Pursuant to the mandatory requirement from the local authority in the PRC, the retirement pension insurance, unemployment insurance, health insurance and housing fund were established for the employees during the term they are employed. For the years ended December 31, 2009, 2010 and 2011, the level of contribution to these funds for each employee was determined at 41% of their average salary determined by the Social Welfare Bureau. For the year ended December 31, 2011, the Group recorded expense in the amount of US$1,783,144 (2010: US$1,397,426; 2009: US$935,791)

(s) Distribution of earnings and reserve fund

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions from its subsidiaries. The earnings reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries. In accordance with the PRC Company Law, the PRC subsidiaries are required to transfer 10% of their profit after tax, as determined in accordance with PRC accounting standards and regulations, to the statutory surplus reserve (the “SSR”) until such reserve reaches 50% of the registered capital of the subsidiaries. Subject to certain restrictions set out in the PRC Company Law, the SSR may be distributed to stockholders in the form of share bonus issues to increase share capital, provided that the remaining balance after the capitalization is not less than 25% of the registered capital.

(t) Income taxes

The Group accounts for income tax using the balance sheet method. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as unutilized net operating losses. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future utilization is uncertain. The Company assesses its need for valuation allowances by tax reporting unit by jurisdiction. Generally, each of the Company’s reportable operating segments is organized in a separate tax reporting unit in a single tax jurisdiction.

Interest and penalties arising from underpayment of income taxes is recognized according to the relevant tax law. The amount of interest expense to be recognized is computed by applying the applicable statutory rate of interest to the difference between the tax position recognized and the amount previously taken or expected to be taken in a tax return. Interest recognized in accordance with ASC 740-10, “Income Tax” (“ASC 740-10”) is classified in the consolidated financial statements as interest expense, while penalties recognized in accordance with this Interpretation are classified in the consolidated financial statements as other expenses.

In accordance with the provisions of ASC 740-10, the Group recognizes in its consolidated financial statements the impact of a tax position if a tax return’s position or future tax position is “more likely than not” to prevail (defined as a likelihood of more than fifty percent of being sustained upon audit, based on the technical merits of the tax position). Tax positions that meet the “more likely than not” threshold are measured (using a probability weighted approach) at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. The Group’s estimated liability for unrecognized tax benefits is periodically assessed for adequacy and may be affected by changing interpretations of laws, rulings by tax authorities, certain changes and/or developments with respect to audits, and expiration of the statute of limitations. The outcome for a particular audit cannot be determined with certainty prior to the conclusion of the audit and, in some cases, appeal or litigation process. The actual benefits ultimately realized may differ from the Group’s estimates. As each audit is concluded, adjustments, if any, are appropriately recorded in the Group’s consolidated financial statements. Additionally, in future periods, changes in facts, circumstances, and new information may require the Group to adjust the recognition and measurement estimates with regard to individual tax positions. Changes in recognition and measurement estimates are recognized in the period in which the changes occur.

(u) Land Appreciation Tax (“LAT”)

In accordance with the relevant taxation laws for real estate companies of the provinces in which the subsidiaries operate in the PRC, the local tax authorities levy LAT based on progressive rates ranging from 30% to 60% on the appreciation of land value, being the proceeds of sales of properties less deductible expenditures, including borrowing costs and all property development expenditures. LAT is prepaid on customer deposits and is expensed when the related revenue is recognized, as explained at Note 2 (h).

(v) Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. The Group’s only components of comprehensive income during the years ended December 31, 2009, 2010 and 2011 were net income and the foreign currency translation adjustment.

(w) Advertising and promotion expenses

Advertising and promotion costs are expensed as incurred, or the first time the activity takes place, in accordance with ASC 720-35, “Advertising Costs”. For the year ended December 31, 2011, the Group recorded advertising and promotion expenses of US$13,767,135 (2009: US$8,696,895; 2010: US$9,117,423)

(x) Leases

In accordance with ASC 840, “Leases”, leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

The Group has no capital leases for any of the periods stated herein. For the year ended December 31, 2011, the Group recorded lease expenses of US$2,148,169 (2010: US$1,653,781; 2009: US$1,778,052)

(y) Property warranty

The Company and its subsidiaries provide customers with warranties which cover major defects of building structure and certain fittings and facilities of properties sold as stipulated in the relevant sales contracts. The warranty period varies from two months to three years, depending on different property components the warranty covers.

The Group regularly estimates potential costs for materials and labor with regard to warranty-type claims expected to be incurred subsequent to the delivery of a property. Reserves are determined based on historical data and trends with respect to similar property types and geographical areas. The Group regularly monitors the warranty reserve and makes adjustments to its pre-existing warranties, if any, in order to reflect changes in trends and historical data as information becomes available. The Group may seek recourse against its contractors or any related third parties if it can be demonstrated they are at fault. In addition, the Group withholds up to 5% of the contract cost from sub-contractors for periods of 2 to 5 years. These amounts are included in current liabilities, and are only paid to the extent that there has been no warranty claim against the Group relating to the work performed or materials supplied by the subcontractors. For the years ended December 31, 2009, 2010 and 2011, the Group had not recognized any warranty liability or incurred any warranty costs in excess of the amount retained from subcontractors.

(z) Earnings per share

Earnings per share is calculated in accordance with ASC 260, “Earnings Per Share”. Basic earnings per share is computed by dividing net income attributable to holders of common shares by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common shares issuable upon the conversion of the convertible, redeemable preference shares were included in both basic and diluted earnings per common share computation for the period during which they were outstanding, as they are considered participating securities. Contingent exercise price resets are accounted for in a manner similar to contingently issuable shares.

Common share equivalents are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive. The nonvested shares granted with performance condition are excluded in the computation of diluted EPS unless the options are dilutive and unless their conditions (a) have been satisfied at the reporting date or (b) would have been satisfied if the reporting date was the end of the contingency period.

(aa) Treasury Shares

The Company accounted for those shares repurchase as Treasury Shares at cost in accordance to ASC Subtopic 505-30 (“ASC 505-30”), Treasury Shares, and is shown separately in the Shareholders’ Equity as the Company has not yet decided on the ultimate disposition of those ADSs acquired. When the Company decides to retire the treasury shares, the difference between the original issuance price and the repurchase price is debited into retained earnings.

On May 26, 2011, the Board of Directors unanimously authorized management to repurchase up to US$10 million of the Company’s ADSs (“Share Repurchase Plan”) within 12 months of the approval date. The Board of Directors also agreed to review the Company’s share repurchase program periodically, and to adjust the amount authorized for repurchase as necessary. During 2011, the Company has repurchased 3,771,765ADSs (7,543,530 common shares) under this plan for a consideration of US$8.0 million.

(ab) Convertible subordinated notes

On April 13, 2007, the Company issued 2% Convertible subordinated notes due 2012 (the “Convertible Notes”) with an aggregate principal amount of US$25 million. The holder had the right, at such holder’s option, to convert the principal amount of the Convertible Notes, or any portion of such principal amount which was a multiple of US$100,000, into fully paid and non-assessable common shares (as such shares were then constituted) at the conversion price in effect at such time. On April 15, 2010, the Company paid in full the outstanding principal amount of, and accrued and unpaid interest on, the Convertible Notes. The put option interest of about US$5.0 million was also paid to the bondholder pursuant to mutual agreement. See Note 10 for a discussion of the put option.

The Convertible Notes, net of the contingent interest feature, were accreted to their face amount at maturity using the effective interest method. Since a qualifying IPO occurred prior to April 2, 2012, the debt amount, including any unamortized debt discount on the Convertible Notes could be immediately credited to equity upon conversion.

On April 15, 2010, upon mutual agreement with the holder of the Convertible Notes, the holder exercised its option to demand that the Company repurchase the Convertible Notes, for cash, at a repurchase price of 120% of the principal amount, plus accrued and unpaid interest. As such, the Company paid in full the outstanding principal amount of, and accrued and unpaid interest on, the Convertible Notes. The remaining 20% principal amount, which was accrued for as put option contingency expense as of December 31, 2009 amounting to US$5.0 million was also paid to the holder pursuant to the mutual agreement (see Note 10).

(ac) Senior Floating Rate Notes and Warrants

On April 13, 2007, the Company issued Senior Floating Rate Notes due 2010 (the “FRNs”) with a par value of US$100,000 with an aggregate principal amount of US$75 million and detachable warrants to subscribe for common shares (the “FRN Warrants”). On April 15, 2010, the Company paid in full the outstanding principal amount of, and accrued and unpaid interest on, the floating rate notes. The outstanding warrants to purchase common shares originally issued with the floating rate notes expired upon the maturity of the notes.

Given that the FRNs were debt in their legal form, they were classified as other long-term debt. According to ASC 815-40-25, “Contracts in Equity’s Own Equity” (“ASC 815-40-25”), the portion of the proceeds of debt securities issued with detachable stock purchase warrants that is allocable to the warrants were accounted for as a derivative liability associated with other long-term debt. The allocation is based on the relative fair value of the two securities at time of issuance. Any resulting discount or premium on the debt securities was accounted for as such.

FRNs

According to the terms of the FRNs, the Company could have repurchased or redeemed in cash the FRNs on the third anniversary of the issuance date at the price equal to 100% of the principal amount, and if no qualifying IPO had occurred on or prior to the expiration of 30 months after their issuance, the repurchase price would be equal to 112% of the principal amount plus accrued but unpaid interest. Hence, the additional premium was indexed to the Qualifying IPO, which is not considered clearly and closely related to the economic characteristics of the debt host. Accordingly, the premium was considered an embedded derivative that has been bifurcated from the FRNs and valued separately.

FRN Warrants

One FRN with par value of US$100,000 attached with one warrant was called one unit, and one unit was issued at the price of US$100,000. Therefore, a total of 750 units were issued. Upon issuance, the FRN Warrants were immediately separable and detachable. Each FRN Warrant entitled the holder to purchase 7,142 common shares at US$5.60 per share.

The FRN Warrants were initially recorded as a derivative liability associated with long-term debt at a fair value of US$7,359,000 and expired in April 2010 (December 31, 2009: US$264). The fair value was determined by utilizing the Black-Scholes model. The proceeds, net of the portion allocated to the warrants, were allocated to the FRNs, which was accreted to its face amount at maturity using the effective interest method. The accretion amount was recognized as interest expense.

(ad) Guaranteed Senior Secured Note and Warrants

On April 15, 2010, the Company entered into a Securities Purchase Agreement (the “Forum agreement”) with Forum Asian Realty Income II, L.P. (the “Forum”), pursuant to which the Company agreed to issue to Forum: (i) a guaranteed senior secured note in the aggregate principal amount of US$40,000,000 due April 15, 2013 (the “Secured Note”) and (ii) warrants to purchase up to 1,516,882 common shares of the Company (the “Forum Warrants”) (see Note 10).

Given that the Secured Note is debt in its legal form, it has been classified as other long-term debt. According to ASC 815-40-25, the portion of the proceeds of debt securities issued with detachable stock purchase warrants that is allocable to the warrants are accounted for as a derivative liability associated with other long-term debt. The allocation is based on the relative fair value of the two securities at time of issuance. Any resulting discount or premium on the debt securities is accounted for as such.

Secured Note

The Secured Note bears interest at 15.6% per annum payable semi-annually. The Note has a three-year term maturing on April 15, 2013. It is subject to events of defaults customary for senior secured notes. It is guaranteed by the Company’s wholly-owned subsidiaries, Xinyuan Real Estate, Victory Good Development Limited, South Glory International Limited and Elite Quest Holdings Limited. The Secured Note is secured by a first priority security interest in the assets of the Company and its subsidiaries located outside of the People’s Republic of China and, subject to approval and registration with the relevant governmental authorities, a pledge of the shares of Xinyuan (China) Real Estate Co., Ltd., a wholly foreign-owned limited liability company organized under the laws of the PRC, and a negative pledge of certain of Xinyuan (China) Real Estate Co., Ltd.’s assets.

Forum Warrants

The Forum Warrants grant Forum the right to acquire 1,516,882 common shares at an exercise price of US$0.01 per share, subject to anti-dilution adjustments only in the event of a stock-split or similar reclassification of the Company’s capital stock.

The Forum Warrants were initially recorded as a derivative liability associated with long-term debt at a fair value of US$3,049,509. The fair value was determined by utilizing the Black-Scholes model. The proceeds, net of the portion allocated to the warrants, were allocated to the Secured Note, which were accreted to its face amount at maturity using the effective interest method. The accretion amount was recognized as interest expense.

On May 12, 2010, Forum exercised the warrants to purchase 1,512,882 common shares at the price of US$0.01 per share (see Note 10).

(ae) Debt Issuance Costs

Debt issuance costs are capitalized and amortized over the life of the loan to which they relate using the effective interest method.

(af) Effect of change in estimate

Revisions in estimated gross profit margins related to percentage of completion revenues are made in the period in which circumstances requiring the revisions become known. During the year ended December 31, 2011, nine real estate development projects (Chengdu Xinyuan Splendid I, Chengdu Xinyuan Splendid II, Suzhou International City Garden, Shandong International City Garden, Kunshan International City Garden, Henan Colorful Garden, Henan Modern City, Xuzhou Colorful Garden, Zhengzhou Yipin Xiangshan), which recognized gross profits in 2010, had changes in their estimated gross profit margins. As of December 31, 2011, each of these projects has a percentage of completion at 68% or more. As the gross floor area sales and the selling price showed a rising trend during the year ended December 31, 2011, the Company revised upwards its prior estimates related to selling prices and total estimated sales values, which lead to a decrease of the percentage sold and thus a decrease in the recognized costs. As a result of the changes in gross profit, net income and basic and diluted earnings per share increased by US$11.2 million (2010:US$11.7 million), US$8.4 million (2010: US$9.7 million), US$0.06 per share (2010: US$0.06 per share) and US$0.06 per share (2010: US$0.06 per share), respectively, for the year ended December 31, 2011.

In the third quarter of 2010, the Company found that certain of its contracted buyers for the Kunshan International City Garden project were not able to secure mortgages at terms and amounts foreseen at the time of contract execution, resulting from the government issued new mandates on housing policy affecting the availability of mortgage financing in 2010. As a result, the Company reversed contracted sales amounts of US$42.8 million related to sales contracts of 348 apartments when determining revenue to be recognized under the percentage of completion method (see Note 2h for further detail). The Company took the position that contracts that were not clearly executable under prevailing government policies were not recognized as revenue under the percentage of completion method. The reversals, which represented 12.0% of all contract sales from inception through December 31, 2010 for Kunshan, reduced revenue by US$31.5 million under the percentage of completion method for the year ended December 31, 2010. As a result of the change, net income and basic and diluted earnings per share decreased by US$5.5 million, US$0.04 per share and US$0.04 per share, respectively, for the year ended December 31, 2010. For the year ended December 31, 2011, the Company reversed contracted sales amounts of US$4.0 million related to sales contracts of 28 apartments, which reduced revenue byUS$3.6 million. In all of other projects throughout China, where over 90% of buyers are owner occupiers and not investors, there is no significant mortgage availability problem and, thus, no reversals have been recorded.

(ag) Share-based compensation

The Group has adopted ASC 718, “Compensation-Stock Compensation”, which requires that share-based payment transactions with employees, such as restricted shares or stock options, be measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, which is generally the vesting period. The Company issues new shares to employees when options are exercised.

For options granted with performance condition, share-based compensation expense is recognized based on the probable outcome of the performance condition. A performance condition is not taken into consideration in determining fair value of the nonvested shares granted.

(ah) Recent accounting pronouncements

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 amends the fair value measurement and disclosure guidance in ASC 820, Fair Value Measurement, to converge U.S. GAAP and International Financial Reporting Standards requirements for measuring amounts at fair value as well as disclosures about these measurements. Many of the amendments in ASU 2011-04 clarify existing concepts and are generally not expected to result in significant changes to how many entities currently apply the fair value principles. In certain instances, however, the FASB changed a principle to achieve convergence, and while limited, these amendments have the potential to significantly change practice for some entities. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The Group does not expect that the adoption of ASU 2011-04 will have a material impact to the Group’s consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”). ASU 2011-05 requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income, and the total of comprehensive income. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. In December 2011, the FASB issued ASU 2011- 12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”). ASU 2011-12 defers the requirement in ASU 2011-05 that entities present reclassification adjustments for each component of accumulated other comprehensive income (“AOCI”) in both net income and other comprehensive income on the face of the financial statements. ASU 2011-12 requires entities to continue to present amounts reclassified out of AOCI on the face of the financial statements or disclose those amounts in the notes to the financial statements. The effective date of ASU 2011-12 is consistent with ASU 2011-05, which is effective for fiscal years and interim periods beginning after December 15, 2011 for public entities. The Group does not expect that the adoption of both ASU 2011-05 and ASU 2011-12 will have a material impact to the Group’s consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350) Testing Goodwill for Impairment. The guidance is intended to simplify how entities, both public and non-public, test goodwill for impairment. The pronouncement permits an entity to first assess qualitative factors to determine whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued or, for non-public entities, have not yet been made available for issuance. The Group does not expect that the adoption of ASU 2011-08 will have a material impact on the Group’s consolidated financial statements.